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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 October 1, 2002
                        (Date of earliest event reported)



                               RAYOVAC CORPORATION
             (Exact name of Registrant as specified in its charter)



  Wisconsin                          333-17895                   22-2423556
  (State of                    (Commission File No.)           (IRS Employer
Incorporation)                                               Identification No.)


                   601 Rayovac Drive, Madison, Wisconsin 53711
          (Address of principal executive offices, including zip code)


                                 (608) 275-3340
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

     (a) On October 1, 2002, Rayovac Corporation (the "Company") acquired, for an aggregate purchase price of approximately 262 million Euros ($258 million U.S. based on exchange rates on October 1, 2002), the consumer battery business of VARTA AG ("VARTA"), other than VARTA's Brazilian joint venture. The acquisition of the battery business was effected by the purchase of (1) all of VARTA's consumer battery subsidiaries outside Germany (other than Brazil) and
(2) a majority interest in a new joint venture entity that will conduct VARTA's former consumer battery business in Germany. The consideration paid was determined by arm's-length negotiations.

     The Company financed the entire acquisition with borrowings under a new $625 million bank credit facility which replaced its existing credit facilities. Indebtedness under this credit facility is secured. This credit facility is denominated partially in dollars and partially in Euros.

     The foregoing description is qualified in its entirety by reference to (1) the Joint Venture Agreement, dated July 28, 2002, by and among the Company, VARTA and ROV German Limited GmbH, as amended and (2) the Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A. as administrative agent, both of which agreements are incorporated by reference herein.

     (b) Assets constituting plant, equipment or other physical property acquired by the Company as described above were used by VARTA and its subsidiaries in the design, manufacture, marketing and distribution of consumer batteries. The Company currently intends to use substantially all these assets in the same manner in which they were used prior to the Company's acquisition described above.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Financial statements required by this item are not included in this initial report on Form 8-K, but will be filed by amendment within 60 days after the date that this initial report on Form 8-K must be filed.

(b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information required by this item are not included in this initial report on Form 8-K, but will be filed by amendment within 60 days after the date that this initial report on Form 8-K must be filed.



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(c) EXHIBITS

EXHIBIT NUMBER      DESCRIPTION

2.1. Joint Venture Agreement dated July 28, 2002, by and among the Company, VARTA and ROV German Limited GmbH, as amended.

2.2. Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         RAYOVAC CORPORATION
Date:  October 15, 2002
                                         By:  /S/ KENT J. HUSSEY
                                              ----------------------------------
                                         Name:  Kent J. Hussey
                                         Title:   President and Chief Operating
                                                  Officer





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                                INDEX TO EXHIBITS



EXHIBIT NUMBER      DESCRIPTION

2.1. Joint Venture Agreement dated July 28, 2002, by and among the Company, VARTA and ROV German Limited GmbH, as amended.

2.2. Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.